UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2011

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	001-03761	75-0289970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 TI BOULEVARD

P.O. BOX 660199

DALLAS, TEXAS 75266-0199

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2011, National Semiconductor Corporation, a Delaware corporation (“National”), Texas Instruments Incorporated, a Delaware corporation (“TI”), and Orion Merger Corp., a Delaware corporation and a wholly owned subsidiary of TI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into National, and National will be the surviving corporation in the merger and a wholly owned subsidiary of TI (the “Merger”). The Board of Directors of National has unanimously approved the Merger Agreement and the Merger.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of National common stock issued and outstanding immediately prior to the Effective Time (other than shares (i) held in treasury of National, (ii) owned by Parent or Merger Sub or (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive $25.00 in cash, without interest.

The completion of the Merger is subject to various closing conditions, including obtaining the approval of National’s stockholders and receiving certain foreign and domestic antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement contains customary representations, warranties and covenants by National and TI. National has agreed, among other things, not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, certain covenants require each of the parties to use commercially reasonable efforts to cause the Merger to be consummated. The Merger Agreement also requires National, subject to certain exceptions, to call and hold a stockholders’ meeting and recommend approval of the Merger.

The Merger Agreement contains certain termination rights and provides that (i) upon the termination of the Merger Agreement under specified circumstances, including, among others, by National to accept a superior proposal or by TI upon a change in the recommendation of National’s board of directors, National will owe TI a cash termination fee of $200 million and (ii) upon the termination of the Merger Agreement due to the failure to obtain antitrust approvals, TI will owe National a cash termination fee of $350 million.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about National or TI. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by National to TI in connection with the signing of the Merger Agreement. This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the

Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between National and TI rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about National or TI. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and among National Semiconductor Corporation, Texas Instruments Incorporated and Orion Merger Corp., dated as of April 4, 2011

99.1	Joint press release dated April 4, 2011

99.2	Merger fact sheet dated April 4, 2011

99.3	Management presentation dated April 4, 2011

*	Certain exhibits and schedules have been omitted and TI agrees to furnish supplementally to the Commission a copy of any omitted exhibits upon request.

Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as TI, National or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TI or National stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of TI to successfully integrate National’s operations, product lines and technology and realize additional opportunities for growth; the ability of TI to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

National intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with TI. The definitive proxy statement will be sent or given to the stockholders of National and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by National with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by telephone at (408) 721-5007.

Participants in the Solicitation

National and TI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from National stockholders in connection with the proposed merger. Information about TI’s directors and executive officers is set forth in TI’s proxy statement for its 2011 Annual Meeting of Stockholders filed with the SEC on March 7, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Texas Instruments Incorporated, P.O. Box 660199, MS 8657, Dallas, TX 75266-0199, Attention: Investor Relations, or by going to TI’s Investor Relations page on its corporate web site at www.ti.com. Information about National’s directors and executive officers is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that National intends to file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ JOSEPH F. HUBACH
Joseph F. Hubach
Senior Vice President, Secretary and General Counsel

Date: April 4, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and among National Semiconductor Corporation, Texas Instruments Incorporated and Orion Merger Corp., dated as of April 4, 2011

99.1	Joint press release dated April 4, 2011

99.2	Merger fact sheet dated April 4, 2011

99.3	Management presentation dated April 4, 2011

*	Certain exhibits and schedules have been omitted and TI agrees to furnish supplementally to the Commission a copy of any omitted exhibits upon request.